UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2011
Date of Earliest Event Reported: February 16, 2011

CLX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-09392	84-0749623
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 1014 East 53rd Street, Austin, TX  78751
(Address of principal executive offices)(Zip Code)

(512) 554-4200
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

In February 2011, in consideration for services rendered to CLX Medical, Inc. (the “Company”, “we”, and “us”), the Company granted Jose Chavez, the Company’s President and Director and Daniel Honig, who was appointed as a Director and the Vice President of Operations effective on February 16, 2011 (as described below), each options to purchase 20,000,000 shares of the Company’s common stock at an exercise price of $0.004 per share (the closing price of the Company’s common stock on the grant date), which vested immediately, have cashless exercise rights and a term of five (5) years.  We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, for the above grants, since the grants did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective February 16, 2011, Daniel Honig was appointed as a Director and as the Vice President of Operations of the Company.  Mr. Honig’s biographical information is provided below.

Daniel Honig, age 38

Mr. Honig has served as the Vice President of Operations of Stealth Trucking, Inc. since August 2009, which is owned and operated by Jose Chavez, the Company’s Director and President.  Since February 2010, Mr. Honig has served as President of Austex Construction and Pools (“Austex”).  Austex’s current projects encompass over $2 million in new construction, remodeling, and construction work on custom pools.  From June 2005 to January 2010, Mr. Honig served as President of Honig Ventures, LLC, d/b/a “Water Workz Pools,” d/b/a “Water Workz Commercial,” d/b/a “Waterworks Pools & Spa,” d/b/a, “Water Workz,” and d/b/a “Waterworkz.”  In January 2009, Honig Ventures, LLC filed for Chapter 11 Bankruptcy, and in January 2010, Honig Ventures, LLC, the bankruptcy court entered an order that the case be converted to a Chapter 7 Bankruptcy proceeding.

From May 2004 to May 2005, Mr. Honig served as Assistant Service Manager at Leif Johnson Ford.  From January 1998 to May 2004, Mr. Honig served as a Store Development Manager at Goodyear.  From January 1996 to December 1997, Mr. Honig served as a Sales Manager with Century Builders.  From January 1995 to December 1995, Mr. Honig was employed as a Driver with Swift Transportation.  Mr. Honig has 17 years of management, project management, and sales experience. He has owned construction firms for over 12 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLX MEDICAL, INC.

Date: February 18, 2011	By: /s/ Jose Chavez
Jose Chavez
Chief Executive Officer